UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE DEF 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Mark the appropriate box:
[ X ]	Filed by the Registrant
[ ]	Filed by a party other than the Registrant

Mark the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

ALL AMERICAN GOLD CORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

(1)	Title of each class of securities to which transaction applies
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[ ]	Fee paid previously with preliminary materials.
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(2)	Form, Schedule or Registration Statement No.
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(4)	Date Filed

ALL AMERICAN GOLD CORP.

November 01, 2010

To:	The Stockholders of All American Gold Corp.

You are cordially invited to attend an Annual and Special Meeting of the Stockholders of All American Gold Corp. to be held at Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong on Thursday, November 25, 2010, at 2:00 P.M., Hong Kong time.

At this Annual and Special Meeting, you will be asked to consider and vote upon the approval of the following items:

1.	To receive the financial statements of the Corporation for its financial year ended May 31, 2010, together with the report of the independent auditors thereon;

2.	To fix the number of directors at one;

3.	To elect one director to serve until the next Annual General Meeting of Shareholders or until his respective successor(s) is/are elected or appointed;

4.	To ratify the appointment of M&K, CPAs, P.L.L.C., as independent accountants and auditors of the Corporation for the financial year ended May 31, 2011;

5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the meeting. The Corporation’s 2010 Annual Report to Shareholders is also enclosed.

Shareholders of record at the close of business on November 1, 2010, are entitled to vote at the annual meeting. Whether or not you plan to attend the meeting, we encourage you to read the proxy statement and vote as soon as possible. If you later find you can attend the meeting, you may then withdraw your proxy and vote in person. You may vote:

  by following the Internet voting procedures described in these proxy materials;

  by following the telephone voting procedures described in these proxy materials; or

  by executing and returning the enclosed proxy card at your earliest convenience to ensure representation at the meeting.

We hope you will be able to attend the meeting.

Sincerely,
ALL AMERICAN GOLD CORP.

Ma Cheng Ji
President

Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong Telephone: (888) 755-9766 Fax: (877) 755-9766 e-mail: allamericangoldcorp@gmail.com

ALL AMERICAN GOLD CORP.

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE OF MEETING AND
 INFORMATION STATEMENT

Meeting to be held at:
Unit 905, 9th Floor, Two Chinachem Exchange Square
338 Kings Road, North Point, Hong Kong

on

Thursday, November 25, 2010, at 2:00 P.M. (Hong Kong time)

Dated at Hong Kong, November 01, 2010

The attached Proxy Statement and Information Circular is furnished in connection with the solicitation of proxies by and on behalf of the management of All American Gold Corp. for use at the annual and special meeting of the holders of Common Shares of the Corporation to be held on November 25, 2010, at the time and place and for the purposes set out in the accompanying Notice of Annual and Special Meeting and any adjournment thereof.

No person has been authorized to give any information or to make any representation in connection with any matters to be considered at the meeting, other than as contained in the Proxy Statement and Information Circular and, if given or made, any such information or representation must not be relied on as having been authorized.

ALL AMERICAN GOLD CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AT UNIT 905, 9th FLOOR, TWO CHINACHEM EXCHANGE SQUARE
338 KINGS ROAD, NORTH POINT, HONG KONG
ON NOVEMBER 25, 2010

The 2010 Annual Meeting of Shareholders of All American Gold Corp. will be held at 2:00 PM Hong Kong time on Thursday, November 25, 2010, at Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong for the following purposes:

1.	To receive the financial statements of the Corporation for its financial year ended May 31, 2010, together with the report of the independent auditors thereon;
2.	To fix the number of directors at one;
3.	To elect one director to serve until the next Annual General Meeting of Shareholders or until his respective successor is/are elected or appointed;
4.	To ratify the appointment of M&K, CPAs, P.L.L.C., as independent accountants and auditors of the Corporation for the financial year ended May 31, 2010;
5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed November 1, 2010, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You may vote by mail, telephone or the Internet to the extent described in the Corporation’s proxy statement. Internet and telephone voting for holders of record will conclude on the Tuesday prior to the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote.

Audited financial statements for the year ended May 31, 2010, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in Form 10-K, such portions of which are also contained in the Annual Report included with this communication.

To attend the annual meeting you must have valid proof of identification and other proof of beneficial ownership of All American Gold, Corp. shares (such as a brokerage statement reflecting your stock ownership) as of November 1, 2010.

IMPORTANT

Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided or vote via telephone or the Internet. Giving the proxy will not affect your right to vote in person if you attend the meeting. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE US THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting, as your Proxy is revocable at your option.

Dated at Hong Kong, this 1st day of November, 2010.

BY ORDER OF THE BOARD OF DIRECTORS OF
ALL AMERICAN GOLD CORP.

Ma Cheng Ji, President and Director

ALL AMERICAN GOLD CORP.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2010

In this Proxy Statement and Information Circular, all references to “$” are references to U. S. dollars.

GENERAL

We are providing these proxy materials to you in connection with the solicitation of proxies by the board of directors of All American Gold Corp. for the 2010 Annual Meeting of Shareholders and for any adjournment or postponement of the annual meeting. In this Proxy Statement, we refer to All American Gold Corp. as “All American,” the “Corporation,” “we” or “us.”

We are holding the annual meeting at 2:00 P.M. Hong Kong time on Thursday, November 25, 2010, at Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong, and invite you to attend in person.

These proxy materials include:

  Our proxy statement for the annual meeting; and

  Our 2010 Annual Report to Shareholders, which includes our audited consolidated financial statements.

All shareholders will have the ability to access the proxy materials on a website referred to in these proxy materials.

Our administrative offices are located at Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong. This Proxy Statement and the accompanying proxy are being mailed to our shareholders on or about November 1, 2010.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Annual and Special Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointee(s) will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by the Corporation. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone or by Internet voting by certain of the Corporation’s directors, officers and regular employees, who will not receive additional compensation therefor. In addition, the Corporation will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $2,000.

VOTING INFORMATION

All shares represented by properly executed proxies received by the board of directors pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified in the applicable voting instructions or proxy card. If no directions have been specified during Internet or telephone voting or by marking the appropriate places on physical proxy card, the shares will be voted in accordance with the board’s recommendations which are:

  FOR the election of Ma Cheng Ji as director of the Corporation.

  FOR ratification of the appointment of M&K, CPA as the Corporation’s independent registered public accounting firm for fiscal 2011.

A shareholder signing and returning a proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later-dated proxy or by giving notice to the Corporation in writing or at the meeting, but without affecting any vote previously taken.

Record Date

You may vote all shares that you owned as of November 1, 2010, which is the record date for the annual meeting. On November 1, 2010, we had 90,400,000 common shares outstanding. Each common share is entitled to one (1) vote on each matter properly brought before the meeting.

Ownership Of Shares

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us, give your voting instructions by telephone or by the Internet directly to us, or vote in person at the annual meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form over the Internet or telephone, as provided to you by the holder of record or by filling out a voting instruction form from your broker that accompanies your proxy materials. Regardless of how you hold your shares, we invite you to attend the annual meeting.

Electronic Availability

In compliance with the Securities and Exchange Commission’s (the “SEC”) proxy rules our Proxy Statement and Annual Report to Shareholders are available on the Corporation’s website at www.osprey-ventures-corp.com/agmvoting.

How To Vote

Your Vote Is Important. We encourage you to vote promptly. Internet and telephone voting is available through 11:59 p.m. local time on Tuesday, November 23, 2010, for all shares held of record. You may vote in one of the following ways:

By Telephone: If you are a holder of record located in the U.S., you can vote your shares by calling the toll-free telephone number provided on your proxy card or, if you are an owner in street name, by calling the toll-free number provided in the instructions from your broker. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.

By Internet: If you are a holder of record you can also vote your shares by using the Internet. Your proxy card indicates the website you need to access Internet voting. You may vote on the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you are an owner in street name, please follow the Internet voting instructions from your broker. You may incur telephone and Internet access charges if you vote on the Internet. If you vote by Internet, you do not need to return your proxy card.

By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

At The Annual Meeting: If you vote your shares now, it will not limit your right to change your vote at the annual meeting if you attend in person. However, if you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation Of Proxies: You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our Secretary; (2) submit a later-dated proxy (or voting instructions if you hold shares in street name); (3) provide subsequent telephone or Internet voting instructions; or (4) vote in person at the meeting.

Quorum And Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the annual meeting if the holders of one-fifth (1/5) or twenty percent (20%) of the shares that are entitled to vote are present at the Meeting, either in person or by proxy.

Votes Required For Proposal: To elect directors a plurality of the votes cast is required. To ratify the appointment of M&K CPAs as the Corporation’s independent registered public accounting firm a majority of votes cast is required.

Broker Vote On Election Of Directors, Routine And Non-Routine Proposals: NYSE Rule 452 and Section 402.8 of the NYSE Listed Corporation Manual prohibit broker discretionary voting on a variety of matters, including, but not limited to, the election of directors for shares held in client accounts when the broker has not timely received voting instructions from the client. Effective September 9, 2010, Rule 452 and Section 402.8 were amended to prohibit broker discretionary voting upon matters related to executive compensation, including, but not limited to, advisory votes on approval of compensation and the frequency of such advisory votes.

If you hold your shares in a bank or brokerage account, you should be aware that if you fail to instruct your bank or broker how to vote within 10 days of the meeting, the bank or broker is not permitted to vote your shares in its discretion on your behalf for the election of directors, but is permitted to vote your shares in its discretion on your behalf on routine items.

NYSE Amex rules determine whether proposals presented at the shareholder meetings are routine or not routine. If your shares of our common stock are held by a broker in street name (which means your shares are registered in the name of your broker or other nominee), under the rules of the New York Stock Exchange (“NYSE”) your broker may vote your shares on certain routine matters, other than the election of directors, if you do not provide your broker with voting instructions. The ratification of the selection of our independent registered public accountants is considered a routine matter upon which brokerage firms may vote on behalf of their clients if no voting instructions are provided.

A “broker non-vote” occurs when a broker holding your shares in street name does not vote on a particular matter because you did not provide the broker voting instructions and the broker lacks discretionary voting authority to vote the shares because the matter is non-routine or fails to exercise such authority.

While banks and brokers have historically cast their votes on routine items in support of management in the absence of instructions from their clients, some firms are now casting uninstructed votes in the same proportion as their clients’ instructed votes, giving, in effect, investors who provide voting instructions to brokers an opportunity to disproportionately influence the outcome of proxy voting.

If you want to assure that your shares are voted in accordance with your wishes on Items 1, 2, 3 and 4 you should complete and return your voting instruction form before November 23, 2010.

How We Count Votes: Abstentions will be counted for purposes of determining the presence or absence of a quorum. In the case of Proposal 2 (Election of Directors) and Proposal 4 (Ratification of the Selection of Independent Registered Public Accountants), abstentions will not change the number of votes cast for or against these proposals and therefore will have no effect on the approval of these proposals.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one-fifth (1/5) or twenty percent (20%) of the outstanding shares of the Corporation entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled.

Shares for which proxies are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” the fixing of the number of directors at one, “FOR” the election of the nominee to the board of directors named herein and “FOR” the appointment of M&K as independent accountants and auditors of the Corporation for the ensuing year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

REPORT OF CORPORATE GOVERNANCE

The Sarbanes Oxley Act of 2002 (“SOX”) stipulates certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the board and these committees. This report reviews the Corporation’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Corporation is responsible for supervising management in carrying on the business and affairs of the Corporation. During the year ended May 31, 2010, the board held one meeting; all other corporate actions were undertaken by consent resolutions of the Board of Directors. Directors are required to exercise their powers with reasonable prudence in the best interests of the Corporation. As stipulated by SOX, the board has expressly confirmed its commitment to the principles set out in SOX and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas:

  the strategic planning process of the Corporation;
  identification and management of principal risks associated with the business of the Corporation;
  planning for succession of management;
  the Corporation’s policies regarding communications with its shareholders and others;

  the establishment by the Corporation of, and compliance with, appropriate environmental policies;
  the integrity of the internal controls and management information system of the Corporation.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Corporation and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Corporation’s present President, Ma Cheng Ji, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel will attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Corporation’s operations with respect to the exploration and development of the Gao Feng mineral property and include such matters as the permitting process, property acquisitions, staff additions and changes, financing, investor relations activities, expenditures, results of operations and the procedures followed to monitor and manage the risks associated with the Corporation’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on deliberations.

SOX recommends that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Corporation and supervising management.

SOX stipulates that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Ma’s occupation of the position of president is not of such a nature as would prevent the board from effectively functioning independently of management. The Board is prepared to meet without other management present any time it is considered necessary or appropriate.

The Board has implemented a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Corporation’s expense, when appropriate. A board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

SOX recommends that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, that the board does not have a majority of unrelated directors, since none of the Corporation’s directors do not qualify as unrelated directors. The Board does not have a “significant shareholder” other than for Mr. Ma who owns 27.7% of All American’s issued and outstanding shares.

Committees of the Board

SOX recommends that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had three standing committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee, each comprised of one related director and no unrelated directors. The Audit Committee held one meeting during the year ended May 31, 2010. The Corporation does not have an Executive Committee.

SOX recommends that the audit committee of a board of directors should be composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Corporation’s annual and quarterly interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Corporation has an effective system of internal controls. The Audit Committee has direct access to the Corporation’s external auditors to discuss and review specific issues as appropriate.

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an ‘audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

SOX further recommends that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Corporation.

SOX also recommends that a board of directors should appoint a nominating and corporate governance committee of directors composed predominately of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Corporation does not have a formalized nominating committee, the board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee. The board will recruit new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Corporation at the next annual general meeting of shareholders of the Corporation.

It is also recommended that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, reappointing and providing ongoing development for directors.

A board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Corporation’s approach to corporate governance issues, including, among other things, the Corporation’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Corporation to the president and chief operating officer, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Corporation, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are subject to board review and approval.

Conflicts of Interest

While we do not anticipate any conflicts of interest it is possible that in the future our director may become a consultant to or a member of another board of directors or may be asked to participate in the same properties or projects. Joint ventures in acquiring and exploring natural resources are frequent in the industry. He could be presented other exploration opportunities which would force him to determine which corporation to offer the project to and from where to seek the appropriate funding. As a result there may be situations which involve a conflict of interest. Mr. Ma will attempt to avoid dealing with such other companies in such situations where conflicts might arise and will also disclose all such conflicts and will govern himself in respect thereof to the best of his abilities. In any event, it would be incumbent upon him to notify All American and the other boards of directors that may be involved of his conflict of interest.

To ensure that potential conflicts of interest are avoided or declared to All American and the shareholders and to comply with the requirements of SOX, the Board of Directors, on April 22, 2007, adopted a Code of Business Conduct and Ethics. All American’s Code of Business Conduct and Ethics embodies our commitment to such ethical principles and sets forth the responsibilities of All American and its officers and directors to its shareholders, employees, customers, lenders and other stakeholders. The Code addresses principles of general business ethics, conflicts of interest, ethical obligations for employees with financial reporting responsibilities, insider trading rules, reporting of any unlawful or unethical conduct, political contributions and other relevant issues. A copy of the Code will be sent without charge to anyone requesting a copy by contacting us at our principal office.

This Code is in addition to other detailed policies relevant to business ethics that we may adopt from time to time.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Corporation’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Corporation. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Corporation are adequate and appropriate for a Corporation at its stage of development and are consistent with both the spirit and intent of SOX. The board will continue to review, and change where necessary, its approach to corporate governance. A copy of the Corporation’s Code of Business Conduct and Ethics may be obtained by writing to All American Gold Corp., Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong and requesting such.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On November 1, 2010, there were 90,400,000 shares of our common stock issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the Directors and executive officers of the Corporation, the beneficial owners or persons exercising control or powers of attorney over Corporation shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares (1) (2)	% of Total Issued
Ma Cheng Ji Shanghai, China	25,000,000 (1)	27.7%
Yiu Yeung Lung James Hong Kong	25,000,000 (1)	27.7%
CDS & Co. (U.S.A.)	0	0%
Cede & Co. (Canada)	0	0%

(1)	The above information was supplied to the Corporation by the shareholders.
(2)	The holdings represent registered and beneficial ownership.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Corporation at any time since the commencement of the Corporation’s last fiscal year; (b) who is a proposed nominee for election as a director of the Corporation; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Annual Meeting.

PROPOSAL 1

NUMBER OF DIRECTORS

The board of directors proposes to fix the number of Directors of the Corporation at one (1). Our articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT ONE.

PROPOSAL 2

ELECTION OF DIRECTORS

The board of directors proposes that the following nominees be elected as directors at the Meeting, who will hold office until the expiration of his term or until his successor shall have been duly appointed or elected and qualified: Ma Cheng Ji.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy to vote shares represented by properly executed proxies for the election of such nominee. Although the board of directors anticipates that the nominee will be available to serve as director of All American, if he should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding the nominees for the Board of Directors is set out below:

Ma Cheng Ji, Director

Mr. Ma Cheng Ji is the Managing Director of Jiujiang Gaofeng Mining Industry Corporation, a production and exploration mining Corporation focused in the Central China region (All American’s optioned mineral property in China is owned and operated by Jiujiang). Mr. Ma is also the President of Shanghai Trust Investment Consultant Co., Ltd, where he specializes in research and analysis of Asian public equity markets; he also provides management consultation to both public and private enterprises. Mr. Ma graduated in 1961 with a Bachelor’s degree in publishing from Shanghai Publishing College and received a postgraduate degree in comparative literature from Japan University in Tokyo in 1989. He is also a director of Biopack Environmental Solutions – OTC-BB “BPAC”.

The following table sets out the names of the nominees, their positions and offices in the Corporation, principal occupations, the period of time that they have been directors of the Corporation and the number of shares of the Corporation which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Corporation	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised (3) (4)	Principal Occupation (1)
Ma Cheng Ji(2) Shanghai, China Director	Sept 13, 2008	25,000,000	Businessman / Consultant

(1)	Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.
(2)	Member of Audit Committee.
(3)	Based upon information furnished to All American by either the directors and executive officers or obtained from the stock transfer agent of All American.
(4)

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: nil options have been granted or exercised.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Corporation’s Common Stock as of November 1, 2010, by:

(i)	each director of All American;
(ii)	each of the Named Executive Officers of All American;
(iii)	all directors and executive officers as a group; and
(iv)	each person, including any group, known by us to own more than 5% of our outstanding stock.

Except as noted below, All American believes that the beneficial owners of the Common Stock, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (1) (3)	Percent of Class (2)
Common Stock	Ma Cheng Ji	25,000,000	27.7%
	Suite 706 - Number 1277 Ding
	Xi Road, Changning District,
	Shanghai, China
Common Stock	Yiu Yeung Lung James	25,000,000	27.7%
	905, Two Chinachem Exchange
	Sq., 338 Kings Rd.,
	North Point, Hong Kong

(1)	Based upon information furnished to All American by the directors and executive officers.
(2)	Based upon a total of 90,400,000 shares of common stock issued and outstanding at November 1, 2010, and includes in each case any stock underlying vested options granted to each person listed.
(3)

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: nil shares or options issuable or exercised to Ma Cheng Ji or Yiu Yeung Lung James.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of November 1, 2010, the Corporation had 90,400,000 shares of common stock issued and outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended May 31, 2010, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Ma Cheng Ji	2(1)	2(1)	2
Yiu Yeung Lung James	2(2)	2 (2)	2

(1)

Ma Cheng Ji failed to file or was delinquent in filing a Form 3 – Initial Statement of Beneficial Ownership of Securities and failed to file or was delinquent in filing a Form 5 – Annual Statement of Changes in Beneficial Ownership.

(2)	Yiu Yeung Lung James failed to file or was delinquent in filing a Form 3 – Initial Statement of Beneficial Ownership of Securities and failed to file or was delinquent in filing a Form 5 – Annual Statement of Changes in Beneficial Ownership.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of All American as of the Record Date:

Name	Age	Position(s)	Position Held Since
Ma Cheng Ji	68	Director President, Chief Operating Officer, Secretary, Treasurer and Chief Financial Officer	September 13, 2008 July 23, 2010

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Corporation.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of All American.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended May 31, 2010, the board of directors held one directors’ meeting. All other matters which required board approval were consented to in writing by all of the Corporation’s directors.

The board of directors has established an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee – The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Corporation and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Corporation. It considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews All American’s financial reporting compliance procedures. The members of the Audit Committee are Ma Cheng Ji. There is a written charter governing the Committee which can be obtained by writing to All American Gold Corp., Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended May 31, 2010; (2) received a report from M&K, CPAs, PLLC, our independent accountants and auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements be included in our Annual Report as part of Form 10K for the year ended May 31, 2010.

Compensation Committee – The Compensation Committee reviews and approves the compensation of All American’s officers, reviews and administers All American’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The sole member of the Compensation Committee is Ma Cheng Ji.

Corporate Governance Committee – The Corporate Governance Committee assists in advising on oversight of the Board of Directors’ governance procedures. The sole member of the Corporate Governance Committee is Ma Cheng Ji.

Nominating Committee – The Nominating Committee has not been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of All American are compensated for services provided as a director or members of committees of the board of directors. The directors of All American did not receive any compensation for the year ended May 31, 2010, for services provided as a director or member of a committee of the board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended May 31, 2008 and 2009 and 2010, by All American’s president and chief executive officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Corporation.

SUMMARY COMPENSATION TABLE
					Long Term Compensation
Annual Compensation					Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation
Yiu James President	2010	7,977	0	0	0	0	0	0
Yiu James President	2009	0	0	0	0	0	0	0
Bruce D. Jackson President	2008	0	0	0	0	0	0	0

OPTION/SAR GRANTS DURING MOST RECENTLY COMPLETED FISCAL YEAR

During the fiscal year ended May 31, 2010, the Corporation granted no incentive stock options and no SARs (stock appreciation rights) to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR & FINANCIAL YEAR-END OPTION/SAR VALUES

No stock options were exercised by the Named Executive Officers during the Corporation’s fiscal year ended May 31, 2010.

OPTION AND SAR REPRICINGS

There was no repricing of options or SAR’s held by Named Executive Officers during the Corporation’s fiscal year ended May 31, 2010.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

On January 1, 2009, the Corporation entered into a Management Services Agreement with its then President and Director, Yiu Yeung Lung James, to provide certain financial and administrative management services for the Corporation at a rate of Hong Kong $5,000 per month for a one year period payable on the first of each month. During the calendar year a total of $7,977 was paid under the agreement. The contract was not renewed for the current calendar year as a result of the lack of available funds generated from within the Corporation’s operations.

All American has no other management or employment agreements with any of its officers or directors.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The sole member of the Compensation Committee during the year ended May 31, 2010, was Ma Cheng Ji.

Report on Executive Compensation

“The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Corporation, including the president and C.E.O. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Corporation is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mineral exploration industry, and to align the interests of management with those of the Corporation’s shareholders.

The Corporation’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other junior exploration corporations. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Corporation and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Corporation’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Corporation’s executive compensation policies, given prevailing circumstances.”

Submitted by the Compensation Committee Chairman at the end of the last completed fiscal year.

/s/ “Ma Cheng Ji” (Chairman)

COMPENSATION OF DIRECTORS

The Corporation does not pay director’s fees. It is currently the policy of the Corporation to grant options to purchase Common Shares to its directors under All American’s Stock Option Plan (the “Plan”) which will likely be established in 2011. Generally, each director may be initially granted options to purchase an aggregate of an indeterminate number of Common Shares, commensurate with his involvement in the Corporation’s affairs and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Corporation’s affairs and contributions made by such director to the Corporation. Additional options are granted from time to time to the extent deemed appropriate.

The Plan will provide for the issuance of options to purchase Common Shares to the directors, officers and employees of All American and its subsidiaries and will be administered by the Compensation Committee of the Board of Directors. The Plan will provide that a maximum of 20,000,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 10% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market or quotation price of the Common Shares on the FINRA Over-The-Counter Bulletin Board on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 60 months after the date on which they are granted.

Options granted to employees of the Corporation and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Corporation or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Corporation or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Corporation or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

No options to purchase Common Shares were granted to the directors, officers, employees or consultants of the Corporation for the Corporation’s financial year ended May 31, 2010.

There are no other arrangements under which directors of the Corporation were compensated by the Corporation during the year ended May 31, 2010, for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Corporation provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Corporation also provides that if a director is called upon to perform any professional or other services for the Corporation that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Corporation to the directors and senior officers of the Corporation during the financial year ended May 31, 2010, was $7,977. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments. Officers contributed administrative services to the Corporation for all periods to May 31, 2008. The time and effort was recorded in the financial statements based on the prevailing rates for such services, which equalled $50 per hour based on the level of services performed. The services are reported as contributed administrative support with a corresponding credit to additional paid-in capital.

For the 2010 fiscal year, no options to purchase Common Shares were granted to the directors of the Corporation as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

No transactions took place in the most recently completed fiscal year that involved any of the officers, directors, management or employees of the Corporation other than the management services agreement and except as otherwise disclosed herein.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

M&K, CPAs, P.L.L.C. of Houston, Texas (“M&K”), served as All American’s independent accountants and auditors for the fiscal year ending May 31, 2011.

M&K has been appointed by the board of directors to carry out the responsibilities of being All American’s independent accountants and auditor for our fiscal year ending May 31, 2011, and until the next annual general meeting of shareholders.

The fees for services provided by M&K to us in each of the fiscal years ended 2008, 2009 and 2010 were as follows:

Fees	2010 $	2009 $	2008 $
Audit Fees	4,600	4,900	9,100
Audit Related Fees	4,800	10,146	9,000
Tax Fees	0	0	0
All Other Fees	0	0	0

Although the appointment of M&K is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending May 31, 2011. In the event a majority of the votes cast at the meeting are not voted in favour of ratification, the adverse vote will be considered as a direction to the board of directors of All American to select other auditors for the fiscal year ending May 31, 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF M&K, AS ALL AMERICAN'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2011.

PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING (November 2011)

In accordance with Rule 14a-8 under the Exchange Act and of the Wyoming Business Corporations Act, stockholders who wish to present proposals for inclusion in proxy materials to be distributed in connection with our next annual meeting in November, 2011 must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholder who wishes to submit a proposal is encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to and must be received by the Secretary of All American by May 31, 2011, at All American Gold Corp., Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong.

A notice of a proposed item of business should include a description of, and the reasons for, bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

As SEC rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting. Under these procedures, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Company at our principal executive offices. Normally, we must receive notice of a shareholder’s intention to introduce a nomination at an annual meeting not less than 50 days nor more than 75 days before the next meeting. Assuming that our 2011 Annual Meeting of Shareholders is held on November 24, 2011, we must receive notice pertaining to the 2011 Annual Meeting no earlier than September 5, 2011, and no later than September 30, 2011. However, if we give less than 60 days notice or public announcement of the annual meeting date, we must receive the notice no later than the close of business ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

If we hold a special meeting to elect directors which is with less than 60 days notice, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

A notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

OTHER MATTERS

Admission To Meeting

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Only shareholders as of the record date may attend the meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices, cellular telephones, beepers and other electronic devices will not be permitted at the meeting.

Action On Other Matters At The Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual and Special Meeting of shareholders and referred to in this proxy statement. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

Shareholders are urged to date, sign and return promptly the enclosed proxy in the accompanying envelope or to vote their shares via telephone or the Internet. Your proxy will be voted, with respect to the matters identified thereon, in accordance with any specifications on the proxy.

ANNUAL REPORT ON FORM 10-K

A COPY OF ALL AMERICAN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MAY 31, 2010, ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO ALL AMERICAN GOLD CORP. AT UNIT 905, 9TH FLOOR, TWO CHINACHEM EXCHANGE SQUARE, 338 KINGS ROAD, NORTH POINT, HONG KONG.

Dated at Hong Kong, this 1st day of November, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ “Ma Cheng Ji”

Ma Cheng Ji
President

ALL AMERICAN GOLD CORP.

PROXY

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
 NOVEMBER 25, 2010

 THIS PROXY IS SOLICITED BY MANAGEMENT

VOTE BY INTERNET - www.osprey-ventures-corp.com/agmvoting – Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-888-755-9766 – Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Hong Kong Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong.

If you vote your proxy by Internet or by telephone you do NOT need to mail back your proxy card.

The undersigned Shareholder(s) of All American Gold Corp. (the “Corporation”) hereby appoints Ma Cheng Ji or _______________________________________as proxy of the undersigned to attend, vote and otherwise act for and in the name, place and stead of the undersigned in respect of all matters that may come before the Annual and Special Meeting of Shareholders of the Corporation to be held at Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong, on Thursday, November 25, 2010, at 2:00 P.M., Hong Kong time according to the number of votes and as fully as if personally present for the following purposes:

1.	To receive the financial statements of the Corporation for its financial year ended May 31, 2010, together with the report of the independent auditors thereon.

2.	To fix the number of directors at one;

☐ VOTE FOR      ☐ VOTE AGAINST

3.	To consider and vote upon a proposal to elect Ma Cheng Ji as a director of the Corporation;

☐ VOTE FOR      ☐ VOTE AGAINST

4.	To ratify the appointment of M&K, CPAs, P.L.L.C., as independent accountants and auditors of the Corporation for the financial year ended May 31, 2011;

☐ VOTE FOR      ☐ VOTE AGAINST

and with the discretionary authority to vote on any amendments or variations to matters identified in the Notice of Annual and Special Meeting or on any other matters that may properly come before the Annual and Special Meeting.

YOU MAY EXERCISE YOUR RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE ANNUAL AND SPECIAL MEETING, OTHER THAN THE NAMED PERSON DESIGNATED ABOVE, BY STRIKING OUT THE NAME OF THE PERSON SO DESIGNATED AND INSERTING IN THE BLANK SPACE PROVIDED FOR THE PURPOSE, THE NAME OF THE PERSON WHOM YOU WISH TO APPOINT OR BY COMPLETING AND DEPOSITING ANOTHER PROPER FORM OF PROXY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEMS 2 to 4 INCLUSIVELY.

DATE:  ________________________________________

SIGNATURE(S):  _________________________________

Please date this proxy and sign exactly as your name or names appear on your share(s). If more than one owner is registered as such, all must sign. This form of proxy must be signed by the Shareholder or his or her attorney authorized in writing or by an authorized officer or attorney in the case where the Shareholder is a corporation.

If an otherwise properly signed proxy is not dated, it will be deemed to bear the date on which it was mailed by the Corporation.

ALL AMERICAN GOLD CORP.

PROXY

Notes:

1.

A Shareholder has the right to appoint a person to represent the Shareholder at the Annual and Special Meeting other than the management representative designated in this proxy. To exercise this right strike out the name of the person so designated and insert in the blank space provided the name of the other person the Shareholder wishes to appoint. Such person need not be a Shareholder.

2.

To be effective, Proxies must be signed, dated and returned to the Corporation by mail delivery to Unit 905, 9th Floor, Two Chinachem Exchange Square, 338 Kings Road, North Point, Hong Kong or by facsimile to (877) 755-9766 no later than 11:59 p.m. (Hong Kong time) on Tuesday, November 23, 2010, or with the Corporation’s President by hand-delivery at the Meeting prior to its commencement.

3.

If the Shareholder is an individual, this proxy must be executed exactly as the shares are registered. If the Shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the Shareholder. Evidence of authority may be required. If the shares are registered in the name of a deceased or other Shareholder, the Shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his or her name printed below his or her signature and evidence of authority to sign on behalf of the Shareholder must be attached to this proxy.

4.

If a share is held by two or more persons, any one of them present or represented by proxy at the meeting may, in the absence of the other or others, vote in respect thereof, but if more than one of them is present or represented by proxy, they shall vote together in respect of the share so held.

5.

Please read the accompanying Proxy Statement and Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Annual and Special Meeting.

6.	If this proxy is not dated in the space provided, it is deemed to bear the date on which the Corporation mails it to the Shareholder.

7.

This proxy confers discretionary authority on management representatives designated herein. If no instruction has been given with respect to voting for or against, or withholding from voting on, the matters described above, such management representative will vote the shares represented by this proxy FOR such matters.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Telephone and Internet Insert are available at
www.allamericangoldcorp.com/agmvoting.

Please date and sign the proxy and fax or mail Facsimile number: (877) 755-9766